Consolidated Statements of Operations and other Comprehensive Loss (Parentheticals) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2024	Mar. 31, 2023
Income Statement [Abstract]
Cost of revenue net of government subsidies	$ 2,550	$ 4,220
General and administrative expenses net of government subsidies	68	170
Other operating income, net of government subsidies	$ 202	$ 202
Diluted (in Dollars per share)	$ (0.10)	$ (0.08)
Diluted (in Shares)	33,929,000	32,500,000